PIMCO Funds
Supplement Dated June 16, 2026 to the
Real Return Strategy Funds Prospectus dated August 1, 2025, as supplemented from time to time (the “Prospectus”)
Disclosure Related to the PIMCO CommodityRealReturn Strategy Fund® and the PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively the “Funds”)
Effective immediately, the description of the Bloomberg Commodity Index Total Return in the “Performance Information” sections of the Prospectus for the Funds are deleted and replaced with the following:
The Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized, with the return on such collateral based on the Secured Overnight Financing Rate (SOFR).
Investors Should Retain This Supplement for Future Reference
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